UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2015

AMERICAN EDUCATION CENTER, INC.

 (Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0001626556 (Commission File Number)	38-3941544 (IRS Employer Identification No.)

17 Battery Place, Suite 300

New York, NY, 10004

(212) 825-0437

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS.

On November 5, 2015, American Education Center, Inc. (the “Company”) announced the closing of its previously announced self-underwritten public offering of 9,000,000 shares of common stock, at a public offering price of $0.01 per share, resulting in gross proceeds of approximately $90,000. The Company has received approximately 64 subscription agreements.

The securities described above were issued by the company in a self-underwritten public offering pursuant to a registration statement on Form S-1 (File No. 333-201029) previously filed with and declared effective by the Securities and Exchange Commission (SEC) on July 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION ALLIANCE, INC.

Dated: November 10, 2015
	By:	/s/ Hinman Au
	Name:	Hinman Au
	Title:	Chief Executive Officer